INTERNET FINANCIAL SERVICES INC.

IF

CUSIP 46059H 10 5

SEE REVERSE FOR
CERTAIN DEFINITIONS



INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE OF
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transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

INTERNET FINANCIAL SERVICES INC.

Dated:

SECRETARY

CHAIRMAN

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED OFFICER

[GRAPHIC OMITTED]

     The Corporation will furnish without charge TO EACH STOCKHOLDER WHO SO REQUESTS THE powers, designations, preferences and RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND the qualifications, limitations OR restrictions of such preferences and/OR rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -____________ Custodian ____________
TEN ENT - as tenants by the entireties                           (Cust)                (Minor)
JT TEN  - as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants                     Act _____________________
          in common                                                      (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934) WHICH MAY INCLUDE A COMMERCIAL BANK, TRUST COMPANY OR SAVINGS ASSOCIATION, CREDIT UNION OR MEMBER OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

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